Other Current Assets - Components of Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Other Current Assets
Receivables from financial leasing service	¥ 64,686	$ 9,291	¥ 216,071
Advance to vendors	11,051	1,587	93,192
Deposits for lending service	670	96	45,992
Receivable from equity transfer	42,985	6,174
VAT receivable	71,337	10,247	34,161
Others	52,972	7,609	63,853
Total	¥ 243,701	$ 35,004	¥ 453,269